SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 8, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-6686                 13-1024020
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 (State or Other Jurisdiction       (Commission File           (IRS Employer
       of Incorporation)                 Number)            Identification No.)

  1271 Avenue of the Americas, New York, New York                  10020
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      (Address of Principal Executive Offices)                  (Zip Code)


         Registrant's telephone number, including areacode: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1: Slide show made available by The Interpublic Group of Companies, Inc. in connection with an earnings conference call on May 8, 2003.

Item 9.  Regulation FD Disclosure.

         On May 8, 2003, The Interpublic Group of Companies, Inc. posted a slide show on its website in connection with an earnings conference call. A copy of the slide show is attached hereto as Exhibit 99.1. This slide show is being provided under Items 9 and 12.

Item 12.  Results of Operations and Financial Condition.

         On May 8, 2003, The Interpublic Group of Companies, Inc. posted a slide show on its website in connection with an earnings conference call. A copy of the slide show is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERPUBLIC GROUP OF
                                               COMPANIES, INC.


Date: May 14, 2003                          By: /s/ Nicholas J. Camera
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                                                Nicholas J. Camera
                                                Senior Vice President, General
                                                Counsel and Secretary